Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

Ameritas Life of NY Separate Account VA

("Separate Accounts")

Supplement to:

Overture Encore! II,

Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

Supplement Dated May 1, 2014

1.    Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME Portfolio Name - Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP S&P MidCap 400 Index Portfolio, Class I ** – Ameritas Investment Partners, Inc.	Index: S&P MidCap 400 Index.
Calvert Variable Series, Inc.*	Calvert Investment Management, Inc.
Calvert VP SRI Balanced Portfolio, Class I ***	Income and capital growth.
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio, Service Class 2 [1,3]	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Service Class 2[1,3]	Index: S&P 500® Index. **
Fidelity® VIP Growth Portfolio, Service Class 2 [1,3]	Capital Appreciation.
Fidelity® VIP High Income Portfolio, Service Class 2 [1,3]	Income and growth.
Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 [2,3]	Bond.
Fidelity® VIP Money Market Portfolio, Initial Class [2,3]	Current income.
Fidelity® VIP Overseas Portfolio, Service Class 2 [1,3]	Long-term growth.
Subadvisers: (1) FMR Co., Inc.; (2) Fidelity Investments Money Management, Inc.; and (3) other investment advisers serve as sub-advisers for the fund.
Third Avenue Variable Series Trust	Third Avenue Management LLC
Third Avenue Value Portfolio	Long-term capital appreciation.

*

These funds are part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life of NY. The funds’ investment adviser and Ameritas Investment Partners, Inc. are indirect subsidiaries of Ameritas. Calvert Investment Distributors, Inc., the underwriter for these funds, is also an indirect subsidiary of Ameritas.

**

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

***	Sustainable and Responsible Investment ("SRI")

2.    Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2013.

3.    The disclosure about the Ameritas company's businesses is updated and revised to read as follows:

The Ameritas companies are a diversified family of financial services businesses offering life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans as well as mutual funds and other investments, financial planning, and public financing.

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4.    The Legal Proceedings section in your prospectus is deleted and replaced with the following:

Legal Proceedings

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business.  Certain of the proceedings we are involved in assert claims for substantial amounts.  While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on any or all of the above.

5.    As indicated in prior disclosures and communications, any allocations made to closed investment options will be allocated according to the allocation instructions we have for your policy, after omitting allocation instructions relating to the closed investment option(s).

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 1-877-280-6110.

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